                                                                    EXHIBIT 99.1


                              CONSECO FINANCE CORP.
                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated September 6, 2001, (2001-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2001 to December 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2001.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                            Total $          Per $1,000
                                                                                            Amount            Original
                                                                                        --------------     -------------
CLASS A CERTIFICATES
--------------------

(1)    a.   Amount available (including Monthly Servicing Fee)                           16,770,307.36
                                                                                        ---------------
       b.   Insurance Premium (.28%)                                                        181,934.00
                                                                                        ---------------
       c.   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                        ---------------
       d.   Amount Available after giving effect to withdrawal of Class M-1 Interest
            Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
            Remittance Date                                                              16,588,373.36
                                                                                        ---------------
A.     Interest

(2)    Aggregate Class A interest
       a.   Class A-1 Remittance Rate                                                         8.26000%
                                                                                        ---------------
       b.   Class A-1 Interest                                                            4,541,053.09        5.53786962
                                                                                        ---------------    --------------
(3)    Amount applied to:
       a.   Unpaid Class A Interest Shortfall                                                     0.00
                                                                                        ---------------
(4)    Remaining:
       a.   Unpaid Class A Interest Shortfall                                                     0.00
                                                                                        ---------------
B.     Principal
(5)    Formula Principal Distribution  Amount                                            11,246,951.35
                                                                                        ---------------
       a.   Scheduled Principal                                                           1,449,723.77
                                                                                        ---------------
       b.   Principal Prepayments                                                         7,155,808.65
                                                                                        ---------------
       c.   Liquidated Contracts                                                          2,134,909.35
                                                                                        ---------------
       d.   Repurchases                                                                           0.00
                                                                                        ---------------
       e.   Current Month Advanced Principal                                              2,754,468.56
                                                                                        ---------------
       f.   Prior Month Advanced Principal                                               (2,247,958.98)
                                                                                        ---------------
       g.   Additional Principal Distribution                                                     0.00
                                                                                        ---------------
(6)    a.   Pool Scheduled Principal Balance                                            845,117,880.98
                                                                                        ---------------
       b.   Adjusted Pool Principal Balance                                             842,363,412.42      842.36595866
                                                                                        ---------------    --------------
       c.   Pool Factor                                                                     0.84236596
                                                                                        ---------------
       d.   Net Certificate Principal Balance                                           808,495,836.25
                                                                                        ---------------
       e.   Overcollateralization Amount (not to exceed $40,000,000.00)                  33,867,576.17
                                                                                        ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 2

                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                            Total $          Per $1,000
                                                                                            Amount            Original
                                                                                        --------------     -------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                             313,861.71
                                                                                        ---------------
(8)    Class A Percentage for such Remittance Date                                             100.00%
                                                                                        ---------------
(9)    Class A Percentage for the following  Remittance Date                                   100.00%
                                                                                        ---------------
(10)   Class A  Principal Distribution:
       a.   Class A-1                                                                    11,221,320.27       13.68453691
                                                                                        ---------------    --------------
(11)   a.   Class A-1 Principal Balance                                                 648,495,836.25      790.84858079
                                                                                        ---------------    --------------
       b.   Class A-1 Pool Factor                                                           0.79084858
                                                                                        ---------------
(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                           339,492.79
                                                                                        ---------------

C.     Aggregate Scheduled Balances and Number of Delinquent Contracts
       as of Determination Date
(13)   31-59 days                                                                        12,595,107.39               389
                                                                                        ---------------    --------------
(14)   60 days or more                                                                   30,082,036.33               725
                                                                                        ---------------    --------------
(15)   Current Month Repossessions                                                        2,959,901.21                75
                                                                                        ---------------    --------------
(16)   Repossession Inventory                                                            24,518,006.75               524
                                                                                        ---------------    --------------
(17)   Weighted Average Contract Rate                                                        10.97087%
                                                                                        ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 3
                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

D.     Class M-1, M-2 Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in August 2004.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.   Sixty - Day Delinquency Ratio for current Remittance Date                               6.46%
                                                                                            --------------
       b.   Average Sixty - Day Delinquency Ratio (arithmetic average
            of ratios for this month and two preceding months;
            may not exceed 3.75%)                                                                   6.13%
                                                                                            --------------
(2)    Average Thirty - Day Delinquency Ratio Test
       a.   Thirty - Day Delinquency Ratio for current Remittance Date                              7.95%
                                                                                            --------------
       b.   Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 5.5%)                                                                    7.71%
                                                                                            --------------
(3)    Cumulative Realized Losses Test
       a.   Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from August 1, 2004 to July 31, 2005, 7.0% from August 1, 2005 to July 31, 2006; 9.0% from August 1, 2006 to July 31, 2007 and
            10% thereafter)                                                                         1.05%
                                                                                            --------------
(4)    Current Realized Losses Test
       a.   Current Realized Losses for current Remittance Date                              1,129,263.96
                                                                                            --------------
       b.   Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 2.25%)                                                                   1.72%
                                                                                            --------------
(5)    Class M-1 & M-2 Principal Balance Tests
       a.   The sum of Class M Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 30.0%)                                                           22.71%
                                                                                            --------------
       b.   The sum of Class M-2 Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 23.25%)                                                          17.44%
                                                                                            --------------
(6)    Class B Principal Balance Test
       a.   Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date greater than $20,000,000.00         75,000,000.00
                                                                                            --------------
       b.   Class B Principal Balance plus O/C (before any distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 17.25%.                    12.76%
                                                                                            --------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 4
                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                            Total $          Per $1,000
                                                                                            Amount            Original
                                                                                        --------------     -------------
CLASS M-1 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate interest
       a.   Class M-1 Remittance Rate 8.26%, unless
            Weighted Average Contract Rate is below 8.26%)                                    8.26000%
                                                                                        ---------------
       b.   Class M-1 Interest                                                              309,750.00        6.88333333
                                                                                        ---------------    --------------
       c.   Interest on Class M-1 Adjusted Principal Balance                                309,750.00
                                                                                        ---------------
(2)    Amount applied to Class M-1 Interest Deficiency Amount                                     0.00
                                                                                        ---------------
(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                      0.00
                                                                                        ---------------
(4)    Amount applied to:
       a.   Unpaid Class M-1 Interest Shortfall                                                   0.00
                                                                                        ---------------
(5)    Remaining:
       a.   Unpaid Class M-1 Interest Shortfall                                                   0.00
                                                                                        ---------------
B.     Principal
(6)    a.   Class M-1 Principal Balance                                                  45,000,000.00     1000.00000000
                                                                                        ---------------    --------------
       b.   Class M-1 Pool Factor                                                           1.00000000
                                                                                        ---------------
       c.   Class M-1 Adjusted Principal Balance                                         45,000,000.00
                                                                                        ---------------
       d.   Class M-1 Adjusted Pool Factor                                                  1.00000000
                                                                                        ---------------
(7)    Class M-1 Percentage for such Remittance Date                                             0.00%
                                                                                        ---------------
(8)    Class M-1  Principal Distribution:
       a.   Class M-1 (current)                                                                   0.00        0.00000000
                                                                                        ---------------    --------------
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                              0.00
                                                                                        ---------------
(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                                 0.00
                                                                                        ---------------
(10)   Class M-1 Percentage for the following Remittance Date                                    0.00%
                                                                                        ---------------
(11)   Class M-1 Liquidation Loss Interest
       a.   Class M-1 Liquidation Loss Amount                                                     0.00
                                                                                        ---------------
       b.   Amount applied to Class M-1 Liquidation Loss Interest Amount                          0.00
                                                                                        ---------------
       c.   Remaining Class M-1 Liquidation Loss Interest Amount                                  0.00
                                                                                        ---------------
       d.   Amount applied to Unpaid Class M-1 Loss Interest Shortfall                            0.00
                                                                                        ---------------
       e.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                       0.00
                                                                                        ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 5
                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                            Total $          Per $1,000
                                                                                            Amount            Original
                                                                                        --------------     -------------
CLASS M-2 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate interest
       a.   Class M-2 Remittance Rate 8.26%, unless
            Weighted Average Contract Rate is below 8.26%)                                    8.26000%
                                                                                        ---------------
       b.   Class M-2 Interest                                                              275,333.33        6.88333325
                                                                                        ---------------    --------------
       c.   Interest on Class M-2 Adjusted Principal Balance                                275,333.33
                                                                                        ---------------
(2)    Amount applied to Class M-2 Interest Deficiency Amount                                     0.00
                                                                                        ---------------
(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                      0.00
                                                                                        ---------------
(4)    Amount applied to:
       a.   Unpaid Class M-2 Interest Shortfall                                                   0.00
                                                                                        ---------------
(5)    Remaining:
       a.   Unpaid Class M-2 Interest Shortfall                                                   0.00
                                                                                        ---------------
B.     Principal
(6)    a.   Class M-2 Principal Balance                                                  40,000,000.00     1000.00000000
                                                                                        ---------------    --------------
       b.   Class M-2 Pool Factor                                                           1.00000000
                                                                                        ---------------
       c.   Class M-2 Adjusted Principal Balance                                         40,000,000.00
                                                                                        ---------------
       d.   Class M-2 Adjusted Pool Factor                                                  1.00000000
                                                                                        ---------------
(7)    Class M-2 Percentage for such Remittance Date                                             0.00%
                                                                                        ---------------
(8)    Class M-2  Principal Distribution:
       a.   Class M-2 (current)                                                                   0.00        0.00000000
                                                                                        ---------------    --------------
       b.   Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                              0.00
                                                                                        ---------------
(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                                 0.00
                                                                                        ---------------
(10)   Class M-2 Percentage for the following Remittance Date                                    0.00%
                                                                                        ---------------
(11)   Class M-2 Liquidation Loss Interest
       a.   Class M-2 Liquidation Loss Amount                                                     0.00
                                                                                        ---------------
       b.   Amount applied to Class M-2 Liquidation Loss Interest Amount                          0.00
                                                                                        ---------------
       c.   Remaining Class M-2 Liquidation Loss Interest Amount                                  0.00
                                                                                        ---------------
       d.   Amount applied to Unpaid Class M-2 Loss Interest Shortfall                            0.00
                                                                                        ---------------
       e.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                       0.00
                                                                                        ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 6
                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                            Total $          Per $1,000
                                                                                            Amount            Original
                                                                                        --------------     -------------
CLASS B-1 CERTIFICATES
----------------------

(1)    a.   Class B-1 Remittance Rate  (8.26% unless Weighted Average
            Contract Rate is below 8.26%)                                                     8.26000%
                                                                                        ---------------
       b.   Aggregate Class B-1 Interest                                                    240,916.67        6.88333343
                                                                                        ---------------    --------------
       c.   Interest on Class B-1 Adjusted Principal Balance                                240,916.67
                                                                                        ---------------
(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                      0.00
                                                                                        ---------------
(3)    Remaining Unpaid Class B-1 Interest Shortfall                                              0.00
                                                                                        ---------------
(4)    Amount applied to Class B-1 Interest Deficiency Amount                                     0.00
                                                                                        ---------------
(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                      0.00
                                                                                        ---------------
(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                   0.00
                                                                                        ---------------
(7)    Class B Percentage for such Remittance Date                                               0.00%
                                                                                        ---------------
(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                       0.00        0.00000000
                                                                                        ---------------    --------------
(9)    a.   Class B-1 Principal Shortfall                                                         0.00
                                                                                        ---------------
       b.   Unpaid Class B-1 Principal Shortfall                                                  0.00
                                                                                        ---------------
(10)   Class B Principal Balance                                                         75,000,000.00
                                                                                        ---------------
(11)   a.   Class B-1 Principal Balance                                                  35,000,000.00
                                                                                        ---------------
       b.   Class B-1 Pool Factor                                                           1.00000000
                                                                                        ---------------
       c.   Class B-1 Adjusted Principal Balance                                         35,000,000.00
                                                                                        ---------------
       d.   Class B-1 Adjusted Pool Factor                                                  1.00000000
                                                                                        ---------------
(12)   Class B-1 Liquidation Loss Interest
       a.   Class B-1 Liquidation Loss Amount                                                     0.00
                                                                                        ---------------
       b.   Amount Applied to Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                                        ---------------
       c.   Remaining Class B-1 Liquidation Loss Interest Amount                                  0.00
                                                                                        ---------------
       d.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                0.00
                                                                                        ---------------
       e.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                        0.00
                                                                                        ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 7
                                         CUSIP NO.#20846QDJ4, DK1, DL9, DM7, DN5
                                                        TRUST ACCOUNT #3338282-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                            Total $          Per $1,000
                                                                                            Amount            Original
                                                                                        --------------     -------------
CLASS B-2 CERTIFICATES
----------------------

(1)    a.   Class B-2 Remittance Rate (10.00% unless Weighted Average
            Contract Rate is less than 10.00%)                                               10.00000%
                                                                                        ---------------
       b.   Aggregate Class B-2 Interest                                                          0.00        0.00000000
                                                                                        ---------------    --------------
(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                      0.00
                                                                                        ---------------
(3)    Remaining Unpaid Class B-2 Interest Shortfall                                        930,621.01
                                                                                        ---------------
(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                                   0.00
                                                                                        ---------------
(5)    Class B-2 Principal Liquidation Loss Amount                                                0.00
                                                                                        ---------------
(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                               0.00        0.00000000
                                                                                        ---------------    --------------
(7)    Guarantee Payment                                                                          0.00
                                                                                        ---------------
(8)    a.   Class B-2 Principal Balance                                                  40,000,000.00
                                                                                        ---------------
       b.   Class B-2 Pool Factor                                                           1.00000000
                                                                                        ---------------

CLASS B-3I CERTIFICATES
-----------------------

(1)    Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
       Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
       if the Company or Green Tree Financial Servicing Corp. is the Servicer)                    0.00
                                                                                        ---------------
(2)    Class B-3I Distribution Amount                                                             0.00
                                                                                        ---------------
(3)    Class B-3I Formula Distribution Amount (all Excess                                16,049,642.22
       Interest plus Unpaid Class B-3I Shortfall)                                       ---------------

(4)    Class B-3I Shortfall                                                               1,805,765.76
                                                                                        ---------------
(5)    Unpaid Class B-3I Shortfall                                                       16,049,642.22
                                                                                        ---------------
(6)    Class M-1 Interest Deficiency on such Remittance Date                                      0.00
                                                                                        ---------------
(7)    Class B-1 Interest Deficiency on such Remittance Date                                      0.00
                                                                                        ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.